SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 2, 2003
                                                          ----------------

                               KOGER EQUITY, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                  ---------------------------------------------
                  State or Other Jurisdiction of Incorporation)


             1-9997                                   59-2898045
--------------------------------------------------------------------------------
     (Commission File Number)              (IRS Employer Identification No.)


         433 PLAZA REAL, SUITE 335
             BOCA RATON, FLORIDA                           33432
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)

                                 (561) 395-9666
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       NA
         --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Reports)

Item 9.  Regulation FD Disclosure

Koger Equity, Inc. announced that it had signed a 46,000 square foot lease with TRW, Inc. a wholly owned subsidiary of the Northrop Grumman Corporation, and a 36,000 square foot lease with the Georgia Medical Foundation. These spaces are contained in buildings located in the Atlanta, Georgia, metropolitan area, as more particularly described in a News Release, dated January 2, 2003, a copy of which is attached hereto as Exhibit 99 and by this reference made a part hereof.

For more information on Koger Equity, Inc., contact the company at 866-321-0712 or visit its Web site at www.koger.com.

Item 7.   Financial Statements and Exhibits.

    (c)        Exhibits

               Exhibit
                Number  Description of Exhibit
               -------  ----------------------

                 99     Koger Equity, Inc. News Release, dated January 2, 2003.





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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                          KOGER EQUITY, INC.




           Dated:  January 2, 2003        By:       /S/ Thomas J. Crocker
                                                ----------------------------
                                                    Thomas J. Crocker
                                          Title:  Chief Executive Officer





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



                                  EXHIBIT INDEX

The following designated exhibit is filed herewith:

       Exhibit
        Number  Description of Exhibit
       -------  ----------------------

          99    Koger Equity, Inc. News Release, dated January 2, 2003.




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


                                                                      EXHIBIT 99

                                                              KOGER EQUITY, INC.
                                                       433 Plaza Real, Suite 335
                                                       Boca Raton, Florida 33432

                                                                            NEWS


               Koger Equity Announces 82,000 Square Feet of Leases
                   with TRW and The Georgia Medical Foundation


BOCA RATON, Fla.--(BUSINESS WIRE)--January 2, 2003--Koger Equity (NYSE:KE) today announced that it signed a 46,000 square foot lease and a 36,000 square foot lease with TRW, Inc. and the Georgia Medical Foundation, respectively, for all of Koger's Harvard building at its Atlanta Chamblee center and a portion of Koger's Lincoln Parkway building in Atlanta, Georgia. Both leases are expected to commence no later than April 2003.

Christopher Becker, senior vice president of Koger, said, "These leases fill significant vacancies for us and these highly respected companies are welcome additions to the tenant base at both properties. We are excited that the TRW transaction fills a single-building vacancy within six months of the renovation of the building." Additionally, the Georgia Medical Foundation transaction represents the immediate releasing of space that was vacated by the current tenant on December 31, 2002. TRW was represented by CB Commercial and Georgia Medical was represented by Trammel Crow Company in these transactions.

TRW, Inc., is a wholly-owned subsidiary of Northrop Grumman, the nation's second largest defense contractor. TRW is a leading provider of space technology and defense mission systems to the federal government. Further information about TRW can be found at Northrop Grumman's web site at www.northropgrumman.com.

The Georgia Medical Foundation provides medical review and other health-care related services to health-care professionals throughout Georgia. Further information about the Georgia Medical Foundation can be found at the Foundation's website at www.gmcf.org.

Certain matters discussed in this press release may be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Koger Equity, Inc. believes the expectations reflected in such forward-looking statements are based on reasonable assumptions; there can be no assurance that its expectations will be attained. Certain factors that could cause actual results to differ materially from the Company's expectations are set forth as risk factors in the company's SEC reports and filings, including its annual report on Form 10-K. Forward-looking statements are not guarantees of performance. For forward-looking statements contained or incorporated by reference herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Koger Equity, Inc. owns and operates 124 office buildings, containing 8.93 million rentable square feet, primarily located within 16 suburban office projects in nine cities in the Southeastern United States and Houston, Texas.

Additional information about Koger is available upon request to Investor Relations, 433 Plaza Real, Suite 335, Boca Raton, Florida 33432-3945, or call 1-800-850-2037, or visit Koger's website at www.koger.com.